SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           June 30, 2001

E*TRADE Group, Inc.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-11921 (Commission File Number)	94-2844166 (IRS Employer Identification No.)
4500 Bohannon Drive, Menlo Park, California (Address of principal executive offices)		94025 (Zip Code)
Registrant’s telephone number, including area code:		(650) 331-6000
Not Applicable (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

     On July 18, 2001, E*TRADE Group, Inc. ("E*TRADE") announced its financial results for the quarter ended June 30, 2001.

     Financial Results

E*TRADE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2001	2000	2001	2000
Revenues:
Transaction revenues	$ 109,264	$ 180,194	$ 240,626	$ 434,790
Interest income	298,515	258,391	615,945	501,973
Global and institutional	37,047	40,577	73,888	90,253
Other	71,185	24,949	135,677	41,660
Gross revenues	516,011	504,111	1,066,136	1,068,676
Interest expense	(206,176)	(164,841)	(425,277)	(311,450)
Provision for loan losses	(1,656)	(974)	(3,099)	(2,230)
Net revenues	308,179	338,296	637,760	754,996
Cost of services	150,458	128,582	292,893	264,161
Operating expenses:
Selling and marketing	55,399	117,324	149,097	297,929
Technology development	23,420	33,792	45,701	77,127
General and administrative	61,906	52,188	122,148	104,739
Amortization of goodwill and other intangibles	9,022	6,908	17,021	12,205
Acquisition-related expenses	517	1,133	517	25,732
Total operating expenses	150,264	211,345	334,484	517,732
Total cost of services and operating expenses	300,722	339,927	627,377	781,893
Operating income (loss)	7,457	(1,631)	10,383	(26,897)
Non-operating income (expense):
Corporate interest income	5,220	5,609	10,998	9,229
Corporate interest expense	(12,759)	(11,020)	(23,987)	(18,148)
Gain (loss) on investments	(13,042)	24,416	(15,573)	35,331
Equity in losses of investments	(1,811)	(1,414)	(5,152)	(2,150)
Unrealized loss on venture funds	(8,958)	(3,462)	(20,569)	(18,090)
Fair value adjustments of financial derivatives	(1,710)	—	(1,376)	—
Other	292	(970)	(408)	(1,723)
Total non-operating income (expense)	(32,768)	13,159	(56,067)	4,449
Pre-tax income (loss)	(25,311)	11,528	(45,684)	(22,448)
Income tax expense (benefit)	(12,655)	7,896	(25,897)	(1,022)
Minority interest in subsidiaries	(350)	(585)	(315)	(177)
Income (loss) before extraordinary gain on early extinguishment of debt, net of tax	(12,306)	4,217	(19,472)	(21,249)
Extraordinary gain on early extinguishment of debt, net of tax	2,111	—	74	—
Net income (loss)	$ (10,195)	$ 4,217	$ (19,398)	$ (21,249)
Income (loss) per share before extraordinary gain on early extinguishment of debt:
Basic	$ (0.04)	$ 0.01	$ (0.06)	$ (0.07)
Diluted	$ (0.04)	$ 0.01	$ (0.06)	$ (0.07)
Net income (loss) per share:
Basic	$ (0.03)	$ 0.01	$ (0.06)	$ (0.07)
Diluted	$ (0.03)	$ 0.01	$ (0.06)	$ (0.07)
Shares used in computation of per share data:
Basic	321,550	302,870	319,405	298,115
Diluted	321,550	318,731	319,405	298,115

E*TRADE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE STATEMENT
(in thousands, except share amounts)

	June 30, 2001 (unaudited)	September 30, 2000
ASSETS
Cash and equivalents	$ 185,409	$ 175,443
Cash and investments required to be segregated under Federal or other regulations	173,454	125,862
Brokerage receivables—net	4,335,405	6,542,508
Mortgage-backed securities	3,998,938	4,188,553
Loans receivable—net	6,913,032	4,172,754
Investments	2,080,166	985,218
Property and equipment-net	414,399	334,262
Goodwill and other intangibles	492,227	484,166
Other assets	707,141	308,671
Total assets	$ 19,300,171	$ 17,317,437

LIABILITIES AND SHAREOWNERS' EQUITY
Liabilities:
Brokerage payables	$ 4,255,376	$ 6,055,530
Banking deposits	7,687,006	4,721,801
Borrowings by bank subsidiary	3,832,887	3,531,000
Accounts payable, accrued and other liabilities	749,119	471,626
Convertible subordinated notes	945,000	650,000
Total liabilities	17,469,388	15,429,957
Company-obligated mandatorily redeemable preferred capital securities of subsidiary trusts holding solely junior subordinated debentures of the Company (redemption value $32,400)	30,779	30,647
Commitments and contingencies
Shareowners' equity:
Preferred stock, shares authorized: 1,000,000; issued and outstanding: none at June 30, 2001 and September 30, 2000	—	—
Shares exchangeable into common stock, $.01 par value, shares authorized: 10,644,223; issued and outstanding: 2,823,206 at June 30, 2001 and 5,619,543 at September 30, 2000	28	56
Common stock, $.01 par value, shares authorized: 600,000,000; issued and outstanding: 334,394,381 at June 30, 2001 and 304,504,764 at September 30, 2000	3,344	3,045
Additional paid-in capital	2,012,665	1,814,581
Unearned Employee Stock Ownership Plan shares	(1,157)	(1,560)
Shareowners' notes receivable	(31,644)	(19,103)
Deferred stock compensation	(34,521)	—
Accumulated deficit	(24,953)	(6,908)
Accumulated other comprehensive income (loss)	(123,758)	66,722
Total shareowners' equity	1,800,004	1,856,833
Total liabilities and shareowners' equity	$ 19,300,171	$ 17,317,437

Key Performance Indicators

The following table sets forth several key performance indicators which management utilizes in measuring our performance and in explaining the results of our operations for the comparative three and six months presented (dollars in thousands except cost per new account, average commission per domestic brokerage transaction and rebates per domestic brokerage transaction):

	Three Months Ended June 30,			Six Months Ended June 30,
	2001	2000	Percentage Change	2001	2000	Percentage Change
Active domestic brokerage accounts	3,289,014	2,693,784	22%	3,289,014	2,693,784	22%
Active banking accounts	434,804	222,582	95%	434,804	222,582	95%
Active global and institutional accounts	104,792	61,779	70%	104,792	61,779	70%
Total active accounts at period end	3,828,610	2,978,145	29%	3,828,610	2,978,145	29%
Net new domestic brokerage accounts	65,610	270,708	(76)%	176,646	817,881	(78)%
Net new banking accounts	30,039	51,998	(42)%	72,187	91,947	(21)%
Net new global and institutional accounts	7,840	10,854	(28)%	20,768	34,413	(40)%
Total net new accounts	103,489	333,560	(69)%	269,601	944,241	(71)%
Cost per new account	$ 232	$ 291	(20)%	$ 328	$ 269	22%
Total customer households end of period	2,738,838	NA	NA	2,738,838	NA	NA
Average assets per household	$ 19,513	NA	NA	$ 19,513	NA	NA
Total assets in domestic brokerage accounts	$ 44,553,710	$ 56,224,190	(21)%	$ 44,553,710	$ 56,224,190	(21)%
Total deposits in banking accounts	7,687,006	3,896,200	97%	7,687,006	3,896,200	97%
Total assets in global and institutional accounts	1,202,718	1,247,391	(4)%	1,202,718	1,247,391	(4)%
Total assets/deposits in customer accounts at period end	$ 53,443,434	$ 61,367,781	(13)%	$ 53,443,434	$ 61,367,781	(13)%
Total domestic brokerage transactions	7,148,235	10,491,288	(32)%	15,233,084	24,733,340	(38)%
Daily average domestic brokerage transactions	113,464	166,528	(32)%	121,865	196,296	(38)%
Average commission per domestic brokerage transaction	$ 13.23	$ 15.13	(13)%	$ 13.44	$ 15.55	(14)%
Rebates per domestic brokerage transaction	$ 2.06	$ 1.79	15%	$ 2.36	$ 1.92	23%

     For purposes of the table above:

  A domestic or global brokerage account is included as an active account if the account has a positive asset balance, or if a trade has been made in the account in the past six months or if the account was opened in connection with a corporate employee stock benefit program. Customers may have separate or multiple accounts for each relationship they maintain with us, including separate or multiple brokerage and banking accounts.
  A banking account is included as an active account if a customer has made an initial deposit and the account is not considered abandoned or dormant under applicable Federal and State laws and the account has not been closed.
  Net new accounts is equal to the number of accounts opened during the applicable period that qualify as active accounts less the number of accounts deactivated due to customer attrition or because the account no longer meets the definition of an active account during the reported period.
  A household is a collection of active accounts, as defined above, which have a matching address and last name.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 24, 2001	E*TRADE Group, Inc. By: /s/ Leonard C. Purkis Leonard C. Purkis, Chief Financial Officer (principal financial and accounting officer)